UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.  20549

                                 ______________________

                                     FORM 8-K

                                   CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of report (Date of earliest event reported):      May 16, 2005


              South Dakota State Medical Holding Company, Incorporated
              --------------------------------------------------------
                 (Exact Name of Registrant as Specified in Charter)


         South Dakota                     0-23430       46-0401087
-------------------------------    -----------------   --------------
(State or Other Jurisdiction           (Commission     (IRS Employer
of Incorporation)                      File Number)    Identification No.)


1323 South Minnesota Avenue, Sioux Falls, SD  57105
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(Address of Principal Executive Offices, Including Zip Code)


Registrant's telephone number, including area code:  (605) 334-4000


                                            N/A
             -------------------------------------------------------------
             (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate line below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

____Written communications pursuant to Rule 425 under the Securities Act
  (17 CFR 230.425)

____Soliciting material pursuant to Rule 14a-12 under the Exchange Act
  (17 CFR 240.14a-12)

____Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 8.01     Other Events.

As previously announced in Current Reports on Form 8-K filed with the Securities and Exchange Commission on April 12, 2005 (the "April Form 8-K"), and May 12, 2005, the Board of Directors (the "Board") of South Dakota State Medical Company, Incorporated (the "Company") has approved a going private transaction in which the Company will (i) effect a 1-1000 reverse stock split of its Class C Non-Voting Common Stock, par value $0.01 per share (the "Common Stock"), and (ii) redeem all of the issued and outstanding shares of its Class A Voting Preferred Stock, par value $10 per share (the "Class A Stock"). Completion of the reverse stock split of the Common Stock and the redemption of the Class A Stock will result in the Company having less than 300 holders of each of its Common Stock and Class A Stock, enabling it to elect to terminate the registration of its Common Stock and Class A Stock pursuant to the Securities Exchange Act of 1934.

The April Form 8-K also announced that to effect the redemption of the Class A Stock, and pursuant to the terms of the Class A Stock as set forth in the Company's Amended and Restated Articles of Incorporation, the Company would pay a redemption price of $10.00 per share of Class A Stock on the redemption date of June 16, 2005, to holders of the Class A Stock as of the close of business on May 10, 2005. The April Form 8-K further stated that a redemption notice would be mailed on May 17, 2005, to all holders of record of Class A Stock as of the May 10, 2005.

At a special meeting of the Board held on May 16, 2005, the Board amended the record date, mailing date and redemption date to be used in connection with the redemption of the Class A Stock such that the Company will pay a redemption price of $10.00 per share of Class A Stock on the redemption date of July 6, 2005, to holders of the Class A Stock as of the close of business on June 6, 2005. A redemption notice will be mailed on June 15, 2005, to all holders of record of Class A Stock as of June 6, 2005. The Board determined that it would be beneficial to amend the record, mailing and redemption dates in a manner that would permit the Board to explain the redemption of the Class A Stock to the holders of the Class A Stock at the Company's Annual Meeting of Shareholders, which is scheduled for June 10, 2005, in advance of their receipt of a notice of redemption, as well as allow shareholders to ask questions concerning the redemption of the Class A Stock.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          SOUTH DAKOTA STATE MEDICAL
                         HOLDING COMPANY, INCORPORATED

Date: __May 17, 2005__   by __/s/ Kirk J. Zimmer______
                            Kirk J. Zimmer
                            Senior Vice President and Chief Operating Officer (Duly Authorized Officer)